Exhibit 10.5

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to the Credit Agreement (defined below) (this “Second Amendment”) is entered into as of March 28, 2023, by and among Stronghold Digital Mining, Inc., a Delaware corporation (“Holdings”), Stronghold Digital Mining Holdings, LLC, a Delaware limited liability company (the “Borrower”), each Subsidiary of the Borrower listed as a “Guarantor” on the signature pages hereto (together with Holdings, each a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below) party hereto, Whitehawk Capital Partners LP (“Whitehawk Capital”), as collateral agent for the Lenders (in such capacity, together with its designees, successors and assigns, the “Collateral Agent”) and Whitehawk Capital, as administrative agent for the Lenders (in such capacity, together with its designees, successors and assigns, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”)and the Lenders (as defined below) party hereto.

W I T N E S S E T H

WHEREAS, Holdings, the Borrower, each Guarantor, Whitehawk Finance LLC and/or its Affiliates or designees and the other lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), and the Agents are party to that certain Credit Agreement dated as of October 27, 2022 (as amended by that certain First Amendment dated as of February 6, 2023 and as further amended, the “Credit Agreement”) pursuant to which the Lenders have agreed to make Loans available to the Borrower;

WHEREAS, the Borrower, Holdings, Lenders and the Agents wish to make certain amendments to the Credit Agreement as provided below subject to the terms and conditions hereinafter set forth; and

NOW, THEREFORE, in consideration of the mutual agreements contained in this Second Amendment and herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby mutually agree as follows:

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Defined Terms.  Each capitalized term used herein and not defined herein shall have the meaning ascribed to such term in the Credit Agreement.

2.          Amendments to the Credit Agreement. Subject to the satisfaction (or waiver in writing by the Administrative Agent and undersigned Lenders which constitute at least Required Lenders) of the conditions set forth in Section 3 hereof and in reliance on the representations and warranties of the Loan Parties set forth in this Second Amendment and in the Credit Agreement, in accordance with Section 10.01 of the Credit Agreement, the Borrower, Holdings, Administrative Agent and each of the Lenders hereby agree that the Credit Agreement is amended and modified as follows:

(a)          Existing Definitions:

i)          The defined term “Permitted Indebtedness” in the Credit Agreement is amended as follows:  (A) by deleting the “and” at the end of clause (o) thereof; (B) by replacing the “.” at the end of clause (p) thereof with “; and” and (C) by inserting a new clause (q) immediately after clause (p) thereof to read as follows:  “Indebtedness of the Borrower owed to B&M under the B&M Note provided that such Indebtedness shall at all times remain subject to the terms of the B&M Subordination Agreement.”

ii)        The defined term “Subordinated Indebtedness” is amended as follows:  by replacing the last sentence thereof with the following:  “For the avoidance of the term Subordinated Indebtedness shall include all Indebtedness issued and/or incurred, whether before or after the Effective Date, in respect of, (x) the Note and Warrant Purchase Agreement, dated May 15, 2022, by and among Stronghold Digital Mining, Inc. and the investors party thereto, as such agreement may be amended, amended and restated, modified and/or supplemented from time to time and (y) Indebtedness owed to B&M under the B&M Note.”

iii)        The defined term “Material Contract” is amended as follows:  by adding the following at the end of the “.” thereof “For the avoidance of doubt, the term ‘Material Contract’ under clauses (a) and (c) shall in all instances include each B&M Document.”

(b)        New Definitions:  As used herein, the following terms shall have the following meanings given to them below, and the Credit Agreement and the other Loan Documents are hereby amended to include the following in alphabetical order:

i)          “B&M” means, Bruce-Merrilees Electric Company, a Pennsylvania corporation.

ii)          “B&M Access Agreement” means, that certain Landlord Waiver and Consent Agreement (in the form delivered to the Loan Parties by the Administrative Agent on March 17, 2023 at 3:23 p.m.) on to be dated on or before April 7, 2023 between JCL Energy, LLC, as landlord, B&M, as tenant, the Collateral Agent, as secured party and the Loan Parties.

iii)          “B&M Bill of Sale” means, that certain Bill of Sale dated as of March 28, 2023 made by B&M in favor of the Borrower which transfers any and all right, title and property in the assets and property described therein to the Borrower.

iv)          “B&M Documents” mean, each of, the B&M Access Agreement, the B&M Bill of Sale, the B&M Note, the B&M Settlement Agreement, the B&M Subordination Agreement, the B&M Warrant and any other document or agreement executed or delivered in connection with the foregoing.

v)          “B&M Note” means, that certain Subordinated Promissory Note dated as of March 28, 2023 made by the Borrower in favor of B&M in aggregate amount of $3,500,000.

vi)         “B&M Permitted Payments” means, the following:  in each case, subject to the satisfaction of B&M Payments Conditions, (i) so long as no PIK Option has (or will be) exercised for (x) the month and (y) the month following, in each case, the date of the scheduled payment of interest under the B&M Note, payment of interest in cash on the last Business Day of each calendar month commencing April 2023 at a rate that is not greater than 7.5% per annum (provided that any capitalized amounts under clause (iii) below shall not receive any payment of interest in cash until the date that is 91-days after the payment in full, in cash, of all Obligations (other than contingent indemnification obligations as to which no claim has been made) and the termination of all Commitments), (ii) so long as no PIK Option has (or will be) exercised for (x) the month and (y) the month following, in each case, the date of scheduled payment of principal under the B&M Note, instalment payment of principal in an amount not to exceed $125,000 per months (and in an aggregate amount for all such payment not to exceed $500,000) in cash on the last Business Day of each calendar month commencing April 2023 and (iii) if a PIK Option has (or will be) exercised for (x) the month and (y) the month following, in each case, any scheduled payment of interest or principal under the B&M Note that are permitted to be made pursuant to clauses (i) and (ii) above, all such payments would be payable in kind and added to the principal balance of the B&M Note; provided that such capitalized amounts shall not receive any payment of interest in cash until the date that is 91-days after the payment in full, in cash, of all Obligations (other than contingent indemnification obligations as to which no claim has been made) and the termination of all Commitments.  For the avoidance of doubt, (x) the aggregate amount of principal payments under the B&M Note until the date that is 91-days after the payment in full, in cash, of all Obligations (other than contingent indemnification obligations as to which no claim has been made) and the termination of all Commitments shall not exceed $500,000 and (y) if at the time or after giving effect to any such payment, any of the B&M Permitted Payments Condition is not satisfied no payment whether in cash or kind shall be permitted to be made to B&M with respect to the B&M Note; provided that no B&M Permitted Payments shall be made or permitted to be made until the Loan Parties have complied with the conditions set forth in Section 5 of the Second Amendment.

vii)        “B&M Permitted Payments Conditions” means, (i) that no Default or Event of Default then exists or could occur as a result of any B&M Permitted Payment under any Loan Documents and (ii) the Loan Parties shall be in pro forma compliance (after giving effect to any cash payment to B&M) with the Liquidity covenant on each day for a period of 30-days prior to any scheduled payment under the B&M Note and on a pro forma basis after giving effect to any such payments; provided that no B&M Permitted Payments shall be made or permitted to be made until the Loan Parties have complied with the conditions set forth in Section 5 of the Second Amendment.

viii)       “B&M Settlement Agreement” means, that certain Settlement Agreement and Release dated as of March 28, 2023 between the Borrower and B&M.

ix)         “B&M Subordination Agreement” means, that certain Subordination Agreement dated as of March 28, 2023 between the Loan Parties, B&M and the Collateral Agent.

x)           “B&M Warrant” means that certain warrant, dated March 28, 2023, and issued by the Borrower to B&M.

xi)          “Second Amendment” means the Second Amendment to this Agreement dated as of March 28, 2023.

xii)        “Second Amendment Effective Date” has the meaning specified therefor in the Second Amendment.

(c)          Clause (u) added to Section 7.01 of the Credit Agreement pursuant to the First Amendment is redesignated as clause (v) to Section 7.01.

(d)          Clause (v) added to Section 7.01 of the Credit Agreement pursuant to the First Amendment is redesignated as clause (w) to Section 7.01.

(e)          Clause (w) added to Section 7.01 of the Credit Agreement pursuant to the First Amendment is redesignated as clause (x) to Section 7.01.

(f)          Section 7.02(k)(ii) of the Credit Agreement is amended as follows:  by adding the following immediately prior to “;” at the end thereof “(notwithstanding the foregoing no payment whether in cash or kind shall be permitted to be made (or made) to B&M except for B&M Permitted Payments and only so long as, in each case, (x) the B&M Permitted Payments Conditions remain satisfied at the time of and after giving effect to any such payment in cash or kind to B&M and (y) B&M remains subject to the B&M Subordination Agreement)”

(g)          Section 9.01(c) of the Credit Agreement is amended by amending and restating it to read as follows:

“any Loan Party shall fail to perform or comply with (i) any covenant or agreement contained in subsections (a) (other than clauses (viii), (xiii), (xiv), (xv), (xvii), (xiii) and (xix) thereof), (c), (d) (solely with respect to preservation of existence of the Loan Parties), (f), (k), (n), (o), (p), (r), (s), (t), (u), (v) (including because of the failure of any Person constituting Sponsor to vote in favor of the independent director that is reasonably satisfactory to the Required Lenders), (w) and (x) of Section 7.01, or any covenant or agreement contained in Section 7.02, Section 7.03, ARTICLE VIII or Section 5 of the Second Amendment, in each case, at any time, (ii) any covenant or agreement contained in clauses (viii), (xvii), (xiii) and (xix) of Section 7.01(a), and such failure, if capable of being remedied, shall remain unremedied for a period of five (5) days after the occurrence of such failure, (iii) (A) the requirement to seek approval of the Unapproved Budget from Required Lenders and/or (B) the Approved Budget (subject to the then applicable permitted variance threshold) (without the Required Lenders prior written consent) at any time, or (iv) any covenant or agreement contained in Section 7.01 (except as set forth in sub-clauses (i), (ii) and (iii) above), and such failure, if capable of being remedied, shall remain unremedied for a period of fifteen (15) days after the occurrence of such failure,”

3.            Conditions Precedent.  This Second Amendment shall become effective (the “Second Amendment Effective Date”) immediately when:

(a)       The Administrative Agent shall have received in .pdf format (followed promptly by originals to the extent requested by the Administrative Agent) counterparts of this Second Amendment, executed by an Authorized Officer of each Loan Party, the Administrative Agent, the Collateral Agent and the Lenders.

(b)          On the date hereof, after giving effect to the transactions contemplated by this Second Amendment the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that, any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language are true and correct (after giving effect to any qualification therein) in all respects on such respective dates, and except that for purposes of this Section 3, the representations and warranties contained in Section 6.01(g) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.01(a) of the Credit Agreement.

(c)         The Loan Parties shall have delivered to the Administrative Agent an opinion of counsel to the Loan Parties, in form and substance reasonably satisfactory to the Required Lenders.

(d)         The Loan Parties shall have delivered to the Administrative Agent each B&M Document (other than the B&M Access Agreement) in .pdf format (followed promptly by originals to the extent requested by the Administrative Agent), in each case, in form and substance satisfactory to the Administrative Agent.

(e)        The Loan Parties shall have delivered to the Administrative Agent documentary evidence, in form and substance satisfactory to the Administrative Agent, that B&M shall have made a cash payment of $500,000 to JCL Energy, LLC.

4.            Representations and Warranties.  Each Loan Party hereby represents and warrants to each Agent and each Lender that:

(a)         The Loan Parties are in compliance in all material respects with all of the terms and provisions set forth in the Credit Amendment and the other Loan Documents on their part to be observed or performed thereunder.

(b)          No Default or Event of Default has occurred and is continuing, or would result from, this Second Amendment.

(c)          (i) The execution, delivery and performance by such Loan Party of this Second Amendment has been duly authorized by all necessary corporate or other organizational action and (ii) this Second Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(d)        The execution and delivery of this Second Amendment and the performance by such Loan Party (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (x) such as have been obtained or made and are in full force and effect or to be made and (y) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which could not be reasonably expected to have a Material Adverse Effect, (ii) will not violate any (x) of such Loan Party's organizational documents or (y) requirements of law applicable to such Loan Party which violation, in the case of this clause (ii)(y), could reasonably be expected to have a Material Adverse Effect and (iii) will not violate or result in a default under any material Contractual Obligation to which such Loan Party is a party which violation, in the case of this clause (iii), could reasonably be expected to result in a Material Adverse Effect.

5.            Post-Closing Obligation.

(a)          The opinion of counsel for the Loan Parties, in form and substance reasonably satisfactory to the Required Lenders, shall be delivered on or prior to April 7, 2023 and failure to deliver same on or prior to April 7, 2023 shall be an immediate Event of Default under the Credit Agreement.

(b)          The B&M Access Agreement shall have been duly executed and be delivered on or prior to 5:00 p.m. on April 7, 2023; and failure to deliver same on or prior to 5:00 p.m. on April 7, 2023 would be an immediate Event of Default under the Credit Agreement.

(c)          The Loan Parties shall pay to Administrative Agent and Lenders, on or prior to March 30, 2023, all fees, costs and expenses incurred by Administrative Agent and Lenders in connection with the preparation, execution and delivery of this Second Amendment (including, without limitation, the reasonable attorneys’ fees of Winston & Strawn LLP).

(d)          The Loan Parties shall have complied with the requirement set forth in clause 1. of Schedule 7.01(u) of the Credit Agreement on or prior to the date any “registration rights agreement” shall have been made, entered or filed with respect to B&M and failure to comply with the same would be an immediate Event of Default under the Credit Agreement.

6.         Governing Law.  This Second Amendment and all disputes between the parties under or relating to this Second Amendment or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

7.         Entire Agreement; Effect of Waivers.  This Second Amendment, and the terms and provisions hereof, and the documents referenced herein, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede any and all prior or contemporaneous provisions relating to the subject matter hereof.  There are no oral agreements among the parties pertaining to the subject matter hereof.  The Credit Agreement and the other Loan Documents shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  The execution, delivery, and performance of this Second Amendment shall not, except as expressly set forth herein, operate as a consent to, as a waiver of or as an amendment of, any right, power, or remedy of the Administrative Agent, the Collateral Agent or any Lender under the Loan Documents nor constitute a consent, waiver or modification of any provision of any of the Loan Documents or any Default or Event of Default thereunder that exists on the Second Amendment Effective Date.  This Second Amendment is a “Loan Document” for all purposes.

8.            Miscellaneous.

(a)         This Second Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent, the Collateral Agent or any Lender at variance with the Credit Agreement or any other Loan Document such as to require further notice by the Administrative Agent, the Collateral Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except, in each case, as expressly set forth herein.

(b)        The Loan Parties hereby reaffirm their obligations, guarantees and covenants and reaffirm that their obligations, guarantees and covenants continuing and that the Loan Parties’ Obligations are secured by the Collateral, the guaranties and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the signatories thereof under each Loan Document and agreements entered into with respect to the Obligations, guarantees and covenants thereunder are hereby ratified and affirmed in all respects by each of them.

(c)        This Second Amendment shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties hereto in accordance with the Credit Agreement and the other Loan Documents.

(d)        This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Second Amendment.

(e)       The provisions of Section 12.01 (“Notices”), Section 12.02 (“Amendments, Etc.”), Section 12.06 (“Severability”), Section 12.09 (“Governing Law”), Section 12.10 (“Consent to Jurisdiction; Service of Process and Venue”), and Section 12.13 (“No Party Deemed Drafter”) of the Credit Agreement are hereby incorporated by reference into this Second Amendment, mutatis mutandis.

9.            General Release.

(a)          Each Loan Party hereby absolutely and unconditionally releases and forever discharges each Agent and each Lender, and any and all of their respective participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Second Amendment for or on account of, or in relation to, or in connection with any of the Credit Amendment, any of the Loan Documents or any of the transactions thereunder or related thereto, whether such claims, demands and causes of action are matured or unmatured or known or unknown.  It is the intention of each Loan Party in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified, and in furtherance of this intention it waives and relinquishes all rights and benefits under any Applicable Law which provides that:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her might have materially affected his settlement with the debtor.”

(b)       Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by any Loan Party pursuant to the above release. If any Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, such Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable attorneys' fees and costs incurred by such Released Party as a result of such violation.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

STRONGHOLD DIGITAL MINING HOLDINGS LLC, as Borrower

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

HOLDINGS (and a Guarantor):

STRONGHOLD DIGITAL MINING, INC.

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Chief Executive Officer

GUARANTORS:

LIBERTY BELL FUNDING LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Authorized Person

EIF SCRUBGRASS, LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Authorized Person

PANTHER CREEK POWER OPERATING, LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Authorized Person

STRONGHOLD DIGITAL MINING PENN, LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Authorized Person

STRONGHOLD DIGITAL MINING OPERATING, LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Authorized Person

[Signature Page to the Second Amendment]

SCRUBGRASS POWER LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Authorized Person

STRONGHOLD DIGITAL MINING LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Authorized Person

STRONGHOLD DIGITAL MINING EQUIPMENT, LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Authorized Person

SCRUBGRASS RECLAMATION COMPANY, L.P.

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Authorized Person

STRONGHOLD DIGITAL MINING BT, LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Authorized Person

[Signature Page to the Second Amendment]

STRONGHOLD DIGITAL MINING TH, LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Authorized Person

STRONGHOLD DIGITAL MINING HASHCO, LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Authorized Person

OLYMPUS PANTHER HOLDINGS, LLC

By:	/s/ Gregory A. Beard

Name:	Gregory A. Beard
Title:	Authorized Person

PANTHER CREEK PERMITTING, LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Authorized Person

CLEARFIELD PROPERTIES, INC.

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Authorized Person

PANTHER OP INTEREST HOLDINGS, LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Authorized Person

[Signature Page to the Second Amendment]

STRONGHOLD DIGITAL MINING HOSTING, LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Authorized Person

[Signature Page to the Second Amendment]

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:
WHITEHAWK CAPITAL PARTNERS LP, as Administrative Agent and Collateral Agent

By:	/s/ Robert A. Louzan
Name:	Robert A. Louzan
Title:	Managing Partner

[Signature Page to the Second Amendment]

LENDER:

WHITEHAWK FINANCE LLC

By:	/s/ Robert A. Louzan
Name:	Robert A. Louzan
Title:	Managing Partner

[Signature Page to the Second Amendment]